Rule 497(d)


                      The First Trust Combined Series 564

                          Supplement to the Prospectus

      Notwithstanding anything to the contrary in the Prospectus, ED&F Man Capital Markets Inc. may sell Units of the Trust acquired from the Underwriters or the Sponsor to other broker/dealers and other selling agents at the Redemption Price per Unit. Such broker/dealers and other selling agents may resell those Units at the Public Offering Price per Unit.

February 2, 2018